Exhibit 99.1
EXECUTION VERSION
Amendment No. 2 to Credit Agreement
          This Amendment No. 2, dated as of February 25, 2010 (this “Amendment”), between Enexus Energy Corporation, a Delaware corporation (the “Borrower”) and the Lenders (as defined below) party hereto, amends certain provisions of the Credit Agreement, dated as of December 23, 2008, among the Borrower, the Lenders and Issuers (in each case as defined therein) from time to time party thereto, Citigroup Global Markets Inc. and Goldman Sachs Lending Partners LLC, as joint book runners and joint lead arrangers (in such capacity as arrangers under the Credit Agreement, the “Arrangers”), BNP Paribas, as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto, and The Bank of Nova Scotia Trust Company of New York, as collateral agent (in such capacity and together with its successors, the “Collateral Agent”) and Mizuho Corporate Bank, Ltd., as syndication agent (in such capacity, the “Syndication Agent”), as amended by that certain Amendment No. 1 to Credit Agreement, dated as of October 1, 2009, among the Borrower, the Arrangers, the Administrative Agent and the Lenders party thereto (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
W i t n e s s e t h:
          Whereas, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement as set forth herein; and
          Whereas, the Lenders party hereto (constituting Required Lenders under the Credit Agreement), agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth herein;
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:
     SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT
          The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below) and subject to satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:
          (a) Amendments to Article I (Definitions)
               (1) The definition of “Amendment No. 1 Effective Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
                    “Amendment No. 1 Effective Date” shall mean October 1, 2009.
               (2) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Loan Documents” shall mean this Agreement, Amendment No. 1, Amendment No. 2, the Entergy Side Letter, any Notes delivered hereunder, the Security Documents, the Fee Letter, the Letter of Credit Fee Letter, any Intercompany Debt Subordination Agreement and each certificate, agreement or document executed by a Loan Party and delivered to the Arrangers, the Administrative Agent, the Collateral Agent or any Lender in connection with or pursuant to any of the foregoing.

Amendment No. 2 to Credit Agreement
Enexus Energy Corporation
               (3) The following new definitions are hereby inserted in Section 1.01 of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definition thereunder:
          “Amendment No. 2” shall mean that certain Amendment No. 2 to the Credit Agreement, dated as of February 25, 2010 among the Borrower and the Lenders party thereto.
          “Amendment No. 2 Effective Date” shall mean the “Amendment No. 2 Effective Date” as defined in Amendment No. 2.
          “Outage” shall mean, with respect to any Nuclear Station, a continuing interruption of all power-generating capacity at such Nuclear Station that lasts for a period that is (i) at least six consecutive months, but (ii) less than thirteen consecutive months.
          (b) Amendments to Article VI (Negative Covenants)
               (1) Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          SECTION 6.13. Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the last day of any Test Period ending during any period set forth below to be greater than the ratio set forth opposite such period below:

Period	Ratio
Funds Availability Date to the Revolving Credit Maturity Date	5.00 to 1.00
; provided, however that if one or more of the Nuclear Stations owned by a Core Asset Subsidiary experiences an Outage, then the maximum permitted Consolidated Total Leverage Ratio as of the last day of any Test Period including such Outage shall be increased to 5.75 to 1.00; provided, further that (i) such increased Consolidated Total Leverage Ratio may not apply for more than five consecutive quarterly Test Periods and (ii) during any period of seven consecutive quarterly Test Periods, the Borrower and its consolidated Subsidiaries shall have complied with the Consolidated Total Leverage Ratio at a level of 5.00 to 1.00 for at least two consecutive quarterly Test Periods.
(c) Amendments to Table of Contents
               (1) The table of contents shall be updated to reflect the form of the Credit Agreement after giving effect to the amendments set forth in this Amendment.
     SECTION 2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT
          This Amendment shall become effective when, and only when each of the following conditions precedent shall have been satisfied or duly waived by the Arrangers (the “Amendment No. 2 Effective Date”):

Amendment No. 2 to Credit Agreement
Enexus Energy Corporation
          (a) Certain Documents. The Arrangers shall have received each of the following, each dated the Amendment No. 2 Effective Date, in form and substance satisfactory to the Arrangers:
               (1) this Amendment, executed by the Borrower and the Lenders party to the Credit Agreement constituting the Required Lenders thereunder;
               (2) a certificate of a Responsible Officer of the Borrower to the effect that each of the conditions set forth in clauses (c), (d) and (e) below has been satisfied; and
               (3) such additional documentation as the Arrangers may reasonably require.
          (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Arrangers;
          (c) Representations and Warranties. Each of the representations and warranties contained or referred to in Section 3 of this Amendment shall be true and correct in all material respects (except to the extent that such representations and warranties are qualified as to materiality, in which case they shall be true and correct in all respects) on and as of the date hereof, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (except to the extent that such representations and warranties are qualified as to materiality, in which case they shall be true and correct in all respects) as of such specific date.
          (d) No Default or Event of Default. On and as of the date hereof, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;
          (e) No Litigation. On and as of the date hereof, no litigation shall have been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby; and
          (f) Fees and Expenses Paid. The Borrower shall have paid all fees and expenses set forth in Section 5 (Fees and Expenses) hereof.
     SECTION 3. REPRESENTATIONS AND WARRANTIES
          The Borrower hereby certifies that the following statements are true on and as of the date hereof after giving effect to this Amendment:
          (a) Representations and Warranties. Each of the representations and warranties contained in Annex III (Signing Date Representations and Warranties) of the Credit Agreement and each other Loan Document (executed and delivered on the Signing Date (in each case, as and to the extent amended by this Amendment)), are true and correct in all material respects (except to the extent that such representations and warranties are qualified as to materiality, in which case they shall be true and correct in all respects) on and as of the date hereof, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (except to the extent that such representations and warranties are qualified as to materiality, in which case they shall be true and correct in all respects) as of such specific date; provided, however, that references therein to the “Credit

Amendment No. 2 to Credit Agreement
Enexus Energy Corporation
Agreement”, the “Agreement” or other similar term shall be deemed to refer to the Credit Agreement or the applicable Loan Document as amended by this Amendment and after giving effect to the amendments set forth herein;
          (b) Due execution. The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all requisite corporate action and will not violate the Borrower’s Constituent Documents. This Amendment has been duly executed and delivered by the Borrower and each of this Amendment and the Credit Agreement as modified hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect relating to creditors’ rights generally and (including with respect to specific performance) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and to the discretion of the court before which any proceeding therefor may be brought; and
          (c) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on and as of the date hereof.
     SECTION 4. CONTINUING EFFECT; NO OTHER AMENDMENTS OR WAIVERS
          (a) As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
          (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, the Arrangers, the Administrative Agent, the Collateral Agent or the Syndication Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Amendment is a Loan Document.
     SECTION 5. FEES AND EXPENSES
          The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Arrangers and the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of Weil, Gotshal & Manges LLP (counsel to the Arrangers), counsel to the Administrative Agent, and other reasonable local and special counsel to the Administrative Agent and the Arrangers and charges of Intralinks with respect thereto and all other Loan Documents, in each case to the extent provided in the Credit Agreement.
     SECTION 6. EXECUTION IN COUNTERPARTS

Amendment No. 2 to Credit Agreement
Enexus Energy Corporation
          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission, electronic mail or by posting on the Approved Electronic Platform shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all parties shall be lodged with the Borrower, the Arrangers and the Administrative Agent.
     SECTION 7. GOVERNING LAW
          This Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of law provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which the parties hereto agree apply hereto).
     SECTION 8. ENTIRE AGREEMENT
          This Amendment and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Amendment and the other Loan Documents.
     SECTION 9. NOTICES
          All communications and notices hereunder shall be given as provided in the Credit Agreement.
     SECTION 10. SEVERABILITY
          In the event any one or more of the provisions contained in this Amendment or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 11. SUCCESSORS
          Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties hereto that are contained in this Amendment shall bind and inure to the benefit of their respective successors and assigns.
     SECTION 12. WAIVER OF JURY TRIAL
          EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY

Amendment No. 2 to Credit Agreement
Enexus Energy Corporation
OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.
[Signature Pages Follow]

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers as of the date first written above.

Enexus Energy Corporation, as Borrower
By:	/s/ Paul Stadnikia
	Name:	Paul Stadnikia
	Title:	Treasurer

[Signature Page to Amendment No. 2 to Enexus credit Agreement]

Citibank, N.A., as Lender
By:	/s/ Timothy P. Dilworth
	Name:	Timothy P. Dilworth
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO ENEXUS CREDIT AGREEMENT]

GOLDMAN SACHS LENDING PARTNERS LLC, as Lender
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

Mizuho Corporate Bank, Ltd., as Lender
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

Credit Agricole Corporate and Investment Bank, as Lender
By:	/s/ David Gurghigian
	Name:	David Gurghigian
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

Union Bank, N.A., as Lender
By:	/s/ Jesus Serrano
	Name:	Jesus Serrano
	Title:	Vice President

BARCLAYS BANK PLC, as Lender
By:	/s/ Sam Yoo
	Name:	Sam Yoo
	Title:	Assistant Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Senior Vice President

MORGAN STANLEY BANK, N.A., as Lender
By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

Regions Bank, as Lender
By:	/s/ William A. Philipp
	Name:	William A. Philipp
	Title:	Vice President

Deutsche Bank Trust Company Americas, as Lender
By:	/s/ Marous M. Tarkington
	Name:	Marous M. Tarkington
	Title:	Director

By:	/s/Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President